OLSTEIN STRATEGIC OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2021 (Unaudited)

COMMON STOCKS - 78.9%	Shares	Value
Airlines - 2.0%
JetBlue Airways Corporation (a)	133,000	$2,705,220

Auto Components - 1.5%
Miller Industries, Inc.	43,000	1,986,170

Auto Manufacturers - 2.8%
Blue Bird Corporation (a)	152,000	3,804,560

Banks - 1.6%
First Hawaiian, Inc.	77,000	2,107,490

Commercial Banks - 6.6%
Citizens Financial Group, Inc.	78,200	3,452,530
Home BancShares, Inc.	115,000	3,110,750
Prosperity Bancshares, Inc.	30,211	2,262,502
		8,825,782
Commercial Services & Supplies - 1.1%
Brady Corporation - Class A	27,000	1,443,150

Containers & Packaging - 3.1%
UFP Technologies, Inc. (a)	12,300	612,786
WestRock Company	67,450	3,510,773
		4,123,559
Diversified Financial Services - 4.1%
Invesco Ltd. (c)	217,484	5,484,946

Electrical Equipment - 1.0%
Generac Holdings, Inc. (a)	4,200	1,375,290

Electronic Components - 1.3%
Vishay Intertechnology, Inc. (b)	72,000	1,733,760

Electronics - 3.5%
Keysight Technologies, Inc. (a)	8,100	1,161,540
Sensata Technologies Holding PLC (a)(c)	62,000	3,592,900
		4,754,440
Health Care Equipment & Supplies - 1.8%
Zimmer Biomet Holdings, Inc.	15,000	2,401,200

Health Care Products - 2.4%
Integra LifeSciences Holdings Corporation (a)(b)	46,000	3,178,140

Household Durables - 7.3%
Central Garden & Pet Company - Class A (a)(b)	88,000	4,566,320
Lifetime Brands, Inc.	161,000	2,365,090
Mohawk Industries, Inc. (a)	15,000	2,884,650
		9,816,060
Industrial Equipment Wholesale - 3.7%
WESCO International, Inc. (a)	58,000	5,018,740

Leisure Products - 1.3%
Johnson Outdoors, Inc.	12,000	1,713,000

Machinery - 5.2%
Federal Signal Corporation	42,000	1,608,600
Gates Industrial Corporation PLC (a)(c)	130,000	2,078,700
Shyft Group, Inc.	91,000	3,385,200
		7,072,500
Materials - 1.7%
Axalta Coating Systems Ltd. (a)(c)	75,837	2,243,258

Media - 3.8%
Discovery, Inc. - Class C (a)(b)	140,017	5,165,227

Pharmaceuticals - 3.5%
Prestige Consumer Healthcare, Inc. (a)(b)	108,000	4,760,640

Professional Services - 1.1%
Korn Ferry	25,000	1,559,250

Real Estate Management & Development - 1.4%
Jones Lang LaSalle, Inc. (a)(b)	10,350	1,853,064

Restaurants - 6.5%
Cracker Barrel Old Country Store, Inc. (a)	14,450	2,498,116
Denny's Corporation (a)(b)	175,750	3,182,833
Dine Brands Global, Inc. (a)	34,000	3,061,020
		8,741,969
Semiconductors & Semiconductor Equipment - 2.5%
Kulicke and Soffa Industries, Inc.	68,000	3,339,480

Software - 2.6%
Intelligent Systems Corporation (a)(b)	85,000	3,477,350

Specialty Retail - 1.9%
Big Lots, Inc. (b)	37,000	2,527,100

Textiles, Apparel & Luxury Goods - 1.2%
Tapestry, Inc. (a)	38,300	1,578,343

Transportation Equipment - 2.4%
Wabash National Corporation (b)	170,000	3,196,000

TOTAL COMMON STOCKS (Cost $69,457,043)		105,985,688

SHORT-TERM INVESTMENT - 16.6%
Money Market Deposit Account - 16.6%
U.S. Bank N.A., 0.01% (d)
Total Money Market Deposit Account	22,320,132	22,320,132

TOTAL SHORT-TERM INVESTMENT (Cost $22,320,132)		22,320,132

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 11.2%
Investment Company - 11.2%
Mount Vernon Liquid Assets Portfolio, LLC 0.11% (e)
Total Investment Company	15,086,329	15,086,329

TOTAL INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $15,086,329)		15,086,329

TOTAL INVESTMENTS - 106.7%
(Cost $106,863,504)		143,392,149
LIABILITIES IN EXCESS OF OTHER ASSETS - (6.7)%		(8,987,654)
TOTAL NET ASSETS - 100.0%		$134,404,495

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at March 31, 2021. Total loaned securities had a value of $14,866,722 at March 31, 2021.
(c)	U.S. Dollar-denominated foreign security.
(d)
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of March 31, 2021.

(e)	The rate quoted is the annualized seven-day yield for the Fund as of March 31, 2021.
PLC - Public Limited Company

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of March 31, 2021:

	Non-Categorized	Level 1	Level 2	Level 3	Total
Common Stocks	$-	$105,985,688	$-	$-	$105,985,688
Short-Term Investment	-	22,320,132	-	-	22,320,132
Investment Purchased with the Cash Proceeds From Securities Lending*	15,086,329	-	-	-	15,086,329
Total Investments in Securities	$15,086,329	$128,305,820	$-	$-	$143,392,149

*Certain investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy.
Refer to Schedule of Investments for further information on the classification of investments.